Exhibit 10.26

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”) dated as of November 8, 2013, is among CME GROUP INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and each of the Lenders (collectively, the “Required Lenders”) under such Credit Agreement which are parties hereto.
W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of January 11, 2011 (the “Original Credit Agreement”) which was amended by that certain Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of November 30, 2012 (the “First Amendment”, the Original Credit Agreement, as amended by the First Amendment, the “Existing Credit Agreement”, the Existing Credit Agreement as amended hereby, the “Credit Agreement”); capitalized terms used in this Amendment No. 2 not otherwise defined herein shall have the respective meanings given thereto in the Existing Credit Agreement); and
WHEREAS, in connection with an assignment of the MC Commitment or USD Commitment, as the case may be, of the Non-Extending MC Lenders or Non-Extending USD Lenders, as the case may be, to certain existing Extending USD Lenders, proposed to occur immediately after the execution and delivery of this Amendment No. 2 pursuant to paragraph 2 below, pursuant to which such existing Extending USD Lenders shall agree to extend such commitments to the Extended Maturity Date (the “Non-Extending Lender Assignment”), the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in order to convert Morgan Stanley Bank, N.A.’s (“Morgan Stanley”) MC Commitment to a USD Commitment (the “Commitment Conversion”), and the Administrative Agent and the Lenders party hereto are willing to effect such amendment on the terms and conditions contained in this Amendment No. 2.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Consent and Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and upon the effectiveness of the Non-Extending Lender Assignment, the Existing Credit Agreement will be amended as follows:
a.Schedule 2.01 and 2.02 of the Existing Credit Agreement will be deleted in their entirety and replaced with Schedules 2.01 and 2.02 attached hereto as Exhibit A.
The parties hereto acknowledge and agree that this Amendment No. 2 is not a novation of the Credit Agreement or of any credit facility provided thereunder or in respect thereof.

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2.Effectiveness; Conditions Precedent. This Amendment No. 2 shall become effective at the time (the “Amendment No.2 Effective Date”) the Administrative Agent shall have received counterparts of this Amendment No. 2 duly executed by the Borrower, Lenders constituting Required Lenders, and Morgan Stanley and acknowledged by the Administrative Agent.
3.Representations and Warranties. In order to induce the Lenders to enter into this Amendment No. 2, the Borrower represents and warrants to the Lenders as follows:
a.    At the time of and immediately after giving effect to this Amendment No. 2, (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.01(a) and (b) of the Credit Agreement), and (ii) no Default or Event of Default has occurred and is continuing.
b.    This Amendment No. 2 has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.Entire Agreement. This Amendment No. 2, together with the Existing Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment No. 2 may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.
5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
6.Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy or other electronic transmission (e.g. pdf or electronic mail) shall be effective as a manually executed counterpart of this Amendment No. 2.

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7.Governing Law. THIS AMENDMENT NO. 2 SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment No. 2, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. This Amendment No. 2 shall be further subject to the provisions of Sections 9.09 and 9.10 of the Credit Agreement.
8.Enforceability. Any provision of this Amendment No. 2 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.References. All references to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
BORROWER:
CME GROUP INC.
By:    /s/ James E. Parisi
Name:    James E. Parisi
Title:        Chief Financial Officer & Sr. Managing Director Finance & Corporate Development

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BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Angela Larkin
Name:     Angela Larkin
Title:     Assistant Vice President

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LENDERS:
BANK OF AMERICA, N.A., as a Lender and as a Swing Line Lender

By: /s/ Maryanne Fitzmaurice
Name:    Maryanne Fitzmaurice
Title:        Director
BARCLAYS BANK PLC, as a Lender
By:    /s/Alicia Borys
Name:     Alicia Borys
Title:        Vice President
CITIBANK, N.A., as a Lender
By:    /s/ Marina Donskaya
Name:    Marina Donskaya
Title:        Director
UBS LOAN FINANCE LLC, as a Lender
By:    /s/ Lana Gifas
Name:    Lana Gifas
Title:        Director
By:    /s/ Jennifer Anderson
Name:    Jennifer Anderson
Title:        Associate Director
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Tracy L. Moosbrugger
Name:    Tracy L. Moosbrugger
Title:        Managing Director

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BANK OF MONTREAL, as a Lender
By:    /s/ Adam Tarr
Name:    Adam Tarr
Title:        Vice President
LLOYDS BANK PLC (f/k/a LLOYDS TSB BANK PLC), as a Lender
By:    /s/ Joel Siomko
Name:    Joel Siomko
Title:        Assistant Vice President, Transaction Execution
By:    /s/ Stephen Giaciomo
Name:    Stephen Giaciomo
Title:        Assistant Vice President
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By:    /s/ Oscar D. Cortez
Name:    Oscar D. Cortez
Title:        Vice President
THE BANK OF NOVA SCOTIA, as a Lender
By:    /s/ Thane Rattew
Name:     Thane Rattew
Title:        Managing Director
JPMORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Lorenzo Melendez
Name:    Lorenzo Melendez
Title:        Executive Director

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THE NORTHERN TRUST COMPANY, as a Lender
By:    /s/ Anne Nickel
Name:    Anne Nickel
Title:        Second Vice President
THE BANK OF NEW YORK MELLON, as a Lender
By:    /s/ Diane L. Demmler
Name:     Diane L. Demmler
Title:        Vice President
PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/Alaa Shraim
Name:     Alaa Shraim
Title:        Vice President
MORGAN STANLEY BANK, N.A., as a Lender
By:    /s/Harry Comninellis
Name:    Harry Comninellis
Title:        Authorized Signatory
BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender
By:
Name:
Title:
GOLDMAN SACHS BANK USA, as a Lender
By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Charles Howes
Name:    Charles Howes
Title:        Vice President
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:    /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:        Vice President
By:    /s/ Ming K. Chu
Name:    Ming K. Chu
Title:        Vice President
BANK OF CHINA, NEW YORK BRANCH, as a Lender
By:    /s/ Raymond Qiao
Name:    Raymond Qiao
Title:        First Vice President
THE CHIBA BANK, LTD., NEW YORK BRANCH, as a Lender
By:    /s/ Katsunori Uematsu
Name:    Katsunori Uematsu
Title:        General Manager
CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:
Name:
Title:

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FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:
Name:
Title:
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender
By:
Name:
Title:

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